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                                                  EXHIBIT 23.2
                                                  ------------


                             ACCOUNTANTS CONSENT


The Board of Directors
BankAtlantic Bancorp, Inc.:



         We consent to the use of our report incorporated herein by reference.



                                                     KPMG LLP

Fort Lauderdale, Florida
February 25, 1999